OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND
Supplement dated December 1, 1995 to the
Prospectus dated August 29, 1995


The Prospectus is amended as follows:

1. The second sentence in the second paragraph in the Section entitled "Service Plan for Class A Shares" on page 28, is hereby amended by replacing "0.25%" with "0.15%".

2. The last sentence in the second paragraph in the section entitled "Distribution and Service Plan for Class B Shares" on page 29 is hereby amended by replacing "3.75%" with "3.85%."

3. The third sentence of the second paragraph and the fourth sentence of the third paragraph in the section entitled "Distribution and Service Plan for Class C Shares" on page 31 is hereby amended by replacing the words "up to 1.00%" with "0.90%."











December 1, 1995                                         PS0740.004